SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

Universal Stainless & Alloy Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25032	25-1724540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Mayer Street, Bridgeville, Pennsylvania	15017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 19, 2010, Universal Stainless & Alloy Products, Inc. (the “Company”) held its annual meeting of stockholders. Below are the voting results for each matter submitted for a vote of the Company’s stockholders at the annual meeting:

1.	Election of Directors:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Dennis M. Oates	5,276,648	277,193	403,942
Christopher L. Ayers	5,376,353	177,488	403,942
Douglas M. Dunn	5,248,522	305,319	403,942
M. David Kornblatt	4,478,530	1,075,311	403,942
Udi Toledano	5,245,766	308,075	403,942

2.	Approval an amendment to the Company’s Stock Incentive Plan to reserve an additional 400,000 shares of common stock for issuance under the plan:

FOR	AGAINST	ABSTESTIONS	BROKER NON-VOTES
3,440,856	2,053,149	59,836	403,942

3.	Ratification of the appointment of Schneider Downs & Co., Inc. as the Company’s independent registered public accountants for 2010:

FOR	AGAINST	ABSTESTIONS
5,927,343	25,219	5,221

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

By:	/S/ PAUL A. MCGRATH
Vice President of Administration,
General Counsel and Secretary

Dated: May 24, 2010